SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 17, 2000
(Date of Report - Date of earliest event reported)

KERR-McGEE CORPORATION
(Exact name of registrant as specified in its charter

Delaware	1-3939	73-0311467
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kerr-McGee Center
Oklahoma City, Oklahoma	73125
(Address of principal executive offices)	(Zip Code)

(405) 270-1313
(Registrant's telephone number)

Item 5.	Other Events

On October 17, 2000, Kerr-McGee Corporation issued a press release announcing a conference call to be held October 25, 2000, to discuss its third-quarter 2000 financial and operating results, and expectations for the future. The press release is attached hereto as an exhibit and is incorporated by reference herein.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1 Press Release dated October 17, 2000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KERR-MCGEE CORPORATION

	By:	(Deborah A. Kitchens)
Deborah A. Kitchens
Vice President and Controller

Dated: October 18, 2000

EXHIBIT INDEX
Exhibit No.	Description

99.1	Press Release dated October 17, 2000.